UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2004

HENRY SCHEIN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595

(State or other jurisdiction of	(Commission Number)	(IRS Employer Identification No.)
incorporation)

135 Duryea Road Melville, New York	11747

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

     On October 5, 2004, Henry Schein, Inc. issued a press release disclosing its revised guidance for 2004 earnings per diluted share as a result of the announcement by Chiron Corporation stating that Chiron will not supply Fluvirin® influenza vaccine for the current influenza season. Attached hereto and incorporated herein by reference as Exhibit 99.1 is the press release.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibit 99.1 – Press Release dated October 5, 2004.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC.
Date: October 5, 2004	By:	/s/ Michael S. Ettinger
		Name:	Michael S. Ettinger
		Title:	Secretary, Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 5, 2004